VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

              Re:  UnionFed Financial Corporation
                   Commission File No. 1-9595
                   Current Report on Form 8-K

Ladies and Gentlemen:

              On behalf of our client, UnionFed Financial Corporation (the "Company"), we hereby transmit for filing with the Commission one conformed copy of the Company's Current Report on Form 8-K, including Exhibits. This report relates to the approval by the Office of Thrift Supervision of the Company's Capital Restoration Plan. Manually signed signature pages have been executed prior to the time of this electronic filing and will be retained by the Company for five years as required pursuant to Item 302(b) of Regulation S-T.
              If you have any questions regarding the transmitted materials, please call me at (714) 451-3948.
                                  Sincerely,

                                  Robert E. Dean
cc:      The New York Stock Exchange, Inc. (1 manually signed and two conformed copies)
         Mr. David S. Engelman
         Ronald M. Griffith, Esq.
         Mr. Stephen J. Austin
OA943500.092/1+







































                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                            _______________
                                FORM 8-K
                             CURRENT REPORT
                 PURSUANT TO SECTION 13 or 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) December 7, 1994

                      UnionFed Financial Corporation
           (Exact Name of Registrant as Specified in Charter)



              Delaware             1-9595           95-4074126
 State or Other Jurisdiction  (Commission                   (IRS Employer
 of Incorporation)               File Number)                Identification No.)

 330 East Lambert Road, Brea, California               92621
 (Address of Principal Executive Offices)            (Zip Code)

 Registrant's telephone number, including area code
        (714) 255-8100

    N/A
 (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
              On December 7, 1994, UnionFed Financial Corporation (the "Company"), parent of Union Federal Bank, a federal savings bank (the "Bank"), announced that the Office of Thrift Supervision (the "OTS") has approved the Bank's Capital Restoration Plan (the "Plan") and has issued, with the unanimous consent of the Board of Directors of the Bank, a Prompt Corrective Action Directive (the "Directive") requiring that the Bank be recapitalized by March 31, 1995.
              The Company also announced that it has engaged the investment banking firm of Friedman, Billings, Ramsey & Co., Inc. ("FBR") to act as financial advisor to the Company and the Bank in connection with its evaluation and implementation of the strategic capital resolution alternatives available to the Bank. FBR specializes in investment banking services for banking and thrift institutions.
              Effective December 12, 1994, the Bank, with the approval of the OTS, entered into severance agreements with several members of senior management of the Bank. The agreements are designed to ensure that the Bank's senior management group is maintained during the course of a sale, merger or recapitalization transaction. The severance agreements generally provide for the payment of certain severance amounts (generally 6 to 12 months' salary plus benefits) in the event that such executives' employment is terminated following a change of control (as defined in the severance agreement) of the Bank. The Company has entered into guaranty agreements of even date to guarantee performance of the Bank's obligations under the severance agreements. The executives involved and the potential severance payments are as follows:
              Name of Executive        Specified Severance Amount
         Stephen Austin                  $120,268.44
         Michelle Dean                    $37,201.20
         Ronald Griffith                 $136,655.52
         Janice Hamilton                  $95,093.40
         Robert Medrano                   $44,614.50
         Gary Plooster                    $64,905.00
         LaRonda Rogers                   $43,494.48
         Dale Schiering                   $84,578.67
         Ruben Valle                      $41,576.34
Copies of the form of severance agreement and related guaranty agreement are attached as exhibits to this Current Report on Form 8-K.
Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
              Attached hereto as Exhibits and incorporated herein by reference are the following:
Exhibit  Description
   1     Press Release dated December 7, 1994 relating to approval by the
         OTS of Capital Restoration Plan and engagement of investment banking firm
   2 OTS Prompt Corrective Action Directive dated December 7, 1994 approving the Capital Restoration Plan, with attached Stipultation and Consent
   3     Form of Severance Agreement
   4     Form of Guaranty Agreement

 SIGNATURE
          Pursuant to the requirements of the Securities Exchange
 Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                              UNIONFED FINANCIAL CORPORATION

 Date:  December 19, 1994          By: /s/ Ronald M. Griffith
                                 Ronald M. Griffith
                                 Senior Vice President and General
                                  Counsel

                  EXHIBIT INDEX




Exhibit                                          Sequentially
Number                 Description              Numbered Page*

   1      Press Release dated December 7, 1994 relating to
           approval by the OTS of Capital Restoration Plan and
           engagement of investment banking firm
   2      OTS Prompt Corrective Action Directive dated December 7,
           1994 approving the Capital Restoration Plan, with
           attached Stipultation and Consent
   3      Form of Severance Agreement
   4      Form of Guaranty Agreement

 ________________
 * This information appears only in the manually signed copy of this Current Report.






OA943490.091/6+











































 For Immediate Release on PR Newswire Business Editors and Analysis
 Circuits -
 FOR FURTHER INFORMATION:           STEVE AUSTIN, CFO-UNIONFED
                                                (714) 255-7522

                       OTS APPROVES UNION FEDERAL
                        CAPITAL RESTORATION PLAN

 Brea, California, December 7, 1994 -- UnionFed Financial
 Corporation, NYSE-UFF (the "Company"), parent of Union Federal Bank, a federal savings bank (the "Bank") today announced that the Office of Thrift Supervision (the "OTS") has approved the Bank's Capital Restoration Plan (the "Plan") and has issued, with the unanimous consent of the Board of Directors of the Bank, a Prompt Corrective Action Directive (the "Directive") requiring that the Bank be recapitalized by March 31, 1995. The Bank may pursue a recapitalization through the sale or merger of the Bank or the infusion of sufficient capital to permit the Bank to become at least "adequately capitalized" under OTS regulations. At September 30, 1994, the Bank's capital was $9 million below the level required to be "adequately capitalized."
          The Company also announced that it has engaged the investment banking firm of Friedman, Billings, Ramsey & Co., Inc. ("FBR") to act as financial advisor to the Company and the Bank in connection with its evaluation and implementation of the strategic capital resolution alternatives available to the Bank. FBR specializes in investment banking services for banking and thrift institutions.
          "The OTS approval of the Plan and the engagement of Friedman, Billings, Ramsey & Co., Inc. are important steps in our recapitalization process. During the upcoming months, we will work with our financial advisor to pursue a sale or merger transaction or other capital resolution alternatives to maximize value for our stockholders," stated David S. Engelman, Chairman of the Board, President and Chief Executive Officer of the Company and the Bank. "In addition, we are aggressively continuing our efforts to dispose of our remaining problem assets and to enhance the value of our core banking business," Mr. Engelman said.
          UnionFed Financial Corporation is the holding company for Union Federal Bank, a federal savings bank with $835 million of consumer deposits in 14 Southern California neighborhood banking offices.

 OA943490.189/1+




























 [OFF            ICE OF THRIFT SUPERVISION LETTERHEAD]


 November 28, 1994

 VIA FEDERAL EXPRESS

 Board of Directors
 Union Federal Bank, F.S.B.
 330 East Lambert Road
 Brea, California  92621
 Dear Members of the Board:

 The Office of Thrift Supervision ("OTS") hereby approves the Capital Restoration Plan ("Plan") filed by Union Federal Bank, F.S.B. ("Institution") on September 15, 1994, subject to the terms of the enclosed Prompt Corrective Action Directive ("PCA") dated November 28, 1994. Among other things, the PCA directs the Institution to comply with the Plan and to recapitalize in accordance with it.
 Please note that the OTS may at any time, and in its sole direction, place additional restrictions on the Institution as authorized by the prompt corrective action provisions contained in Section 28 of the FDIA, 12 U.S.C. # 1831o and the related regulations.
 If you have any questions concerning this matter, please do not hesitate to contact this Office.
 Very truly yours,

 /s/ John F. Robinson
 John F. Robinson
 Regional Director
 cc: FDIC (via U.S. Mail)

                                 UNITED STATES OF AMERICA
 Before the
 OFFICE OF THRIFT SUPERVISION


                           )  Order No. SF-94-042
 In the Matter of          )
                           )  Dated:  November 28, 1994
 UNION FEDERAL BANK, FSB   )
 Brea, California          )

                   PROMPT CORRECTIVE ACTION DIRECTIVE
 WHEREAS, Union Federal Bank, FSB (the "Institution") is a federal savings association that is regulated by the Office of Thrift Supervision ("OTS"); and
          WHEREAS, Section 38 of the Federal Deposit Insurance Act
 ("FDIA") as added by Section 131 of the Federal Deposit Insurance Corporation Improvement Act of 1992, 12 U.S.C. # 1831o and Part 565 of the OTS Regulations thereunder, 12 C.F.R. Part 565, require institutions that are undercapitalized to file a capital restoration plan specifying the steps the institution will take to become at least adequately capitalized; and
          WHEREAS, Section 38 of the FDIA, 12 U.S.C. # 18310, requires the OTS to take prompt corrective action to resolve the problems of insured savings associations at the least possible long-term loss to the deposit insurance fund; and
          WHEREAS, Section 565.7 of the OTS Regulations, 12 C.P.R.
 # 565.7, provides for the issuance by the OTS of directive: to take prompt corrective action to resolve the problems of insured depository institutions and to restore their capital; and
          WHEREAS, the institution was deemed notified on August 1, 1994 that the Institution was undercapitalized as of June 30, 1994, for purposes of the prompt corrective action provisions of Section 38 of the FDIA, 12 U.S.C. # 1831o; and
          WHEREAS, Section 5(t)(6)(B)(ii) of the Home Owners' Loan Act ("HOLA"), 12 U.S.C. # 1464(t)(6)(B)(ii), requires any savings association not in compliance with capital standards to comply with a capital directive issued by the OTS; and
          WHEREAS, the Institution submitted a capital restoration plan to the OTS on September 15, 1994 ("the Capital Plan"); and
          WHEREAS, the OTS has considered the Institution's capital deficiency and the Capital Plan in accordance with Section 5(t)(6)(A)(ii) of the 1101A, 12 U.S.C. # 1464(t) (6)(A)(ii) and Section 38(e)(2) of the
 FDIA, 12 U.S.C. # l83lo(e)(2), and conditionally approves the Capital Plan as set forth in a letter to the institution dated November 28, 1994; and
          WHEREAS, this Prompt Corrective Action Directive ("Directive") is a condition imposed in writing in connection with the approval of the institution's Capital Plan; and
          WHEREAS, the Institution and the Board of Directors thereof, by execution of the attached Stipulation and Consent ("the Stipulation") to the issuance of this Directive, the terms of which are incorporated herein by this reference, have stipulated and consented to the issuance of this Directive; and
          WHEREAS, the OTS has issued a Notice of Intent to issue this Directive on November 14, 1994, has considered the response filed by the Institution, and has determined to issue this Directive in order to carry out the purposes of Section 38 to resolve the institution's problems at the least long-term cost to the deposit insurance fund;
          NOW, THEREFORE, pursuant to Section 565.7 of the OTS
 Regulations, 12 C.F.R. # 565.7, the Institution and its Board of Directors are directed to do the following, effective as of the ate hereof:







     PART I - IMPROVING CAPITAL
       Section 1.1  Compliance with Capital Plan.
      Pursuant to Section 38(e)(5) of the FDIA, 12 U.S.C. # 1831o(e)(5), based upon a determination by the OTS that the following action is necessary to carry out the purpose of Section 38 of the FDIA, Section 38(f)(2)(J) of the FDIA, 12 U.S.C. # 18310(f)(2)(J), based upon a determination by the OTS that the following action will better carry out the purposes of
      Section 38 of the FDIA, and Section 38(f)(2)(A), 12 U.S.C.
      # 1831o(f)(2)(A), the Institution is directed to comply with its Capital Plan and shall, no later than January 10, 1995, provide written notice to the Assistant Regional Director of the OTS stating the Institution's election to either pursue a recapitalization by the sale or merger of the institution or the infusion of capital as set forth in its Capital Plan. If the Institution elects to pursue a recapitalization by the sale or merger of the institution, such recapitalization shall be in accordance with the Institution's Capital plan and consummated no later than March 31, 1995. If the Institution elects to pursue a recapitalization by the infusion of capital, such recapitalization shall be in accordance with the Institution's Capital Plan achieving at least the "adequately capitalized"
      capi           tal level by March 31, 1995.
       Section 1.2     Reports of Compliance.
      (a) No later than 30 days following the end of each month, management of the Institution shall prepare, and the Board of Directors of the Institution shall review a written report concerning the institution's compliance with its Capital Plan and other requirements of this Directive during such month. The report and review shall include verification of the institution's prompt corrective action capital category and confirmation that the institution is in compliance with all restrictions that apply automatically to an institution in that category, and with the other provisions and restrictions contained in this Directive. This review shall be documented in the minutes of the meeting of the Board.
      All documentation considered by the Board in performing its review shall be explicitly referenced in the minutes of the meeting at which the review was undertaken.
          (b) The institution shall, no later than 30 days following the end of each month, submit the following documents to the OTS in a format acceptable to the OTS:
                (i) variance reports for activities, capital targets, and asset growth that compare actual types and levels of activities, actual progress toward meeting capital requirements, and actual asset growth to the
      projections e          stablished in its Capital Plan;
                (ii) confirmation of the Institution's compliance with this Directive and the Institution's Capital Plan, or a description of any instance of noncompliance with any of the Institution's obligations under this Directive or the Institution's Capital Plan, and the specific
      measures under         taken to cure such noncompliance;
                (iii) if requested, copies of the minutes of the Institution's Board of Directors' meeting in accordance with this Section; and
                (iv) descriptions of any material discussions with potential investors, acquirors, or merger candidates, any letters of intent entered into with such persons, and any due diligence performed by such persons.
                                       Section 1.3     Adequate Progress.
               If the OTS, in its sole discretion, determines that the Institution is failing to make adequate progress towards achieving the requirements set forth in Section 1.1, the OTS may take such further supervisory, enforcement or resolution action as it deems appropriate.
      PART            II - OPERATING RESTRICTIONS
       Section 2  Compliance With Mandatory Restrictions.
          The Institution shall comply with all of the mandatory prompt corrective action provisions contained in Section 38 of the FDIA, 12
 U.S.C. # 1831o, that automatically apply to the Institution based upon the Institution's prompt corrective action capital category. These provisions are set forth at 12 U.S.C. # 16310(d)(1) (capital distributions restriction), (d)(2) (management fees restriction), (e)(3) (asset growth restriction), (e)(4) (restrictions on acquisitions, branching, and new lines of business), (f)(4) (senior executive officers' compensation restriction), (h)(2) (prohibition on payment of subordinated debt), and
 (i) (restrictions on activities).
 PART                   III - GENERAL PROVISIONS
                                     Section 3.1  Definitions.
          All technical words or terms used in this Directive, for which meanings are not specified or otherwise provided by the provisions of this Directive, shall, insofar as applicable, have meanings as defined in
 Chapter V of Title 12 of the Code of Federal Regulations, HOLA, FDIA, or
 OTS Memoranda.  Any such technical words or terms used in this Directive and undefined in said code of Federal Regulations, HOLA, FDIA, or OTS
 Memoranda shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.
Section 3.2    Successor Statutes, Regulations, Guidance Amendments.
          Reference in this Directive to provisions of statutes and
 regulations shall be deemed to include references to all amendments to such provisions as have been made as of the effective date hereof and references to successor provisions as they become applicable.
Section 3.3    Notices.
          Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Directive to be made upon, given or furnished to, delivered to, or filed with the OTS or the Institution shall be in writing and mailed, first class or overnight courier, electronically transmitted, or physically delivered, and addressed as follows:
 OTS:               Office of Thrift Supervision
                    18300 Von Karman Avenue, Suite 800
                    Irvine, California  92715
 Institution:       BOARD OF DIRECTORS
                    Union Federal Bank, FSB
                    330 East Lambert Road
                    Brea, California  92621
Section 3.4    Duration, Termination or Suspension of the Directive.
          (a) The terms and provisions of this Directive shall be binding upon the Institution and its successors in interest.
          (b) The Directive shall remain in effect until terminated, modified or suspended in writing by the OTS.
          (c) The OTS, in its discretion, may, by written notice, suspend any or all provisions of the Directive, except for Section 2.
Section 3.5    Effect of Headings.
          The Part and Section headings herein are for convenience only and shall not affect the construction hereof.
Section 3.6    Separability Clause.
          In case any provision in this Directive is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby unless the OTS, in its sole discretion, determines otherwise.
Section 3.7    No violations Authorized; Consequences of Directive and
                Conditional Approval of Capital Plan.
          (a) Nothing in this Directive, including, without limitation, any of the time frames for actions set forth in Part I, shall be construed as: (i) allowing the Institution to violate any law, rule, regulation, or policy statement to which it is subject or (ii) restricting the OTS from taking such actions as are appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, actions pursuant to section 38 of the FDIA, or taking any other type of supervisory, enforcement, or resolution action that the OTS determines to be appropriate.
          (b) The conditional approval of the Capital Plan by the OTS does not (i) constitute approval of contemplated actions or transactions for which a separate application, filing or notification is required prior to engaging in an activity contemplated by the Capital Plan; (ii) prevent the revocation of conditional approval of the Capital Plan upon the discovery of other or additional facts that the OTS determines warrants such action, including, but not limited to, any material adverse findings disclosed in any examination of the Institution or any material change in the assumptions underlying the capital Plan; (iii) indicate adoption of the Institution's assumptions or predictions underlying or set forth in the Capital Plan, not do such assumptions or predictions bind the OTS; or
 (iv) prohibit the OTS from requiring modifications and/or amendments of the Capital Plan as the OTS determines necessary.
          IT IS SO ORDERED.

 OFFICE OF THRIFT SUPERVISION

 By: /s/ John F. Robinson
          Regional Director

                                UNITED STATES OF AMERICA
 Before the
 OFFICE OF THRIFT SUPERVISION


                           )  Order No. SF-94-042
 In the Matter of          )
                           )  Dated:  November 28, 1994
 UNION FEDERAL BANK, FSB   )
 Brea, California          )

                        STIPULATION AND CONSENT
    1.   The Office of Thrift Supervision ("OTS") has informed
 Union Federal Bank, FSB, Brea, California ("the Institution"), based upon Information reported to the OTS, that grounds exist to issue a Prompt Corrective Action Directive (the "Directive") pursuant to section 38 of the Federal Deposit Insurance Act ("701A"), 12 U.S.C 5 18310, against the Institution. The Institution, in the interests of cooperation and to avoid the time and expense of pursuing further OTS administrative procedures for the issuance of this Directive, stipulates and consents to the following:
          2. The Institution is a federal savings association subject to the supervision and regulation by the OTS, making it a "savings association" as that term is used in the Home Owners' Loan Act ("HOLA"), 12 U.S.C. # 1461 et seq. and, as such, is subject to the OTS' authority to issue a directive to take prompt corrective action pursuant to Section 38 of the FDIA, 12 U.S.C. # 1831o and Section 565.7 of the OTS Regulations, 12 C.F.R. # 565.7.
          3. The Institution consents to the issuance by the OTS of the accompanying Directive. The Institution further agrees to comply with the terms of this Directive.
          4. The Institution consents by execution of this Stipulation and Consent to the appointment of a conservator or receiver or other legal custodian for the Institution by the OTS at any time that the Institution is "critically undercapitalized" and until such time as the Institution becomes "adequately capitalized" as determined pursuant to
 Section 38 of the FDIA, 12 U.S.C. # 1831o and Section 565.4 of the OTS Regulations, 12 C.F.R. # 565.4, and hereby waives its rights to seek judicial review of such appointment.
          5. The attached Directive is effective upon issuance and enforceable under Section 5(d) of the HOLA, 12 U.S.C. # 1464(d), and
 Section 8 of the FDIA, 12 U.S.C. # 1818.
          6. The Institution hereby (i) waives its rights to pursue the OTS' administrative process for issuance of the accompanying Directive pursuant to 12 C.F.R. # 565.7; (ii) waives any and all rights it might otherwise have pursuant to 12 U.S.C. # 1831o and 12 C.F.R. # 565.7 in connection with the issuance of the Directive; (iii) waives its right to seek judicial review of the Directive, including any such right provided by Section 8(h) of the FDIA, 12 U.S.C. # 1818(h); and (iv) waives its right to challenge or contest in any manner the basis, issuance, validity or enforceability of the Directive or any provision thereof.
          7. Each Director signing this stipulation attests that he or she voted in favor of the resolution authorizing the execution of the Stipulation.

 Union Federal Bank, FSB

 By: /s/ David S. Engelman  . By: /s/ J. David Kall
   David S. Engelman             J. David Kall
   Chief Executive Officer       Director

 By: /s/ Donald L. Criswell . By: /s/ William T. Donovan
   Donald L. Criswell            William T. Donovan
   Director                      Director

 By: /s/ Thomas P. Kemp     . By: /s/ William S. Martin, Jr.
   Thomas P. Kemp                William S. Martin, Jr.
   Director                      Director

 By: /s/ David J. Primuth   . By: /s/ Dale A. Welke
   David J. Primuth              Dale A. Welke
   Director                      Director

 By: /s/ John R. Wise
   John R. Wise
   Director
 OA943490.192/4+





























































 SEVERANCE                      AGREEMENT

This Severance Agreement (the "Agreement") is effective as of
December 12, 1994 and is made and entered into by and between Union Federal Bank, a federal savings bank (the "Bank"), and
                                          ("Executive").
     1. Purposes
The purpose of this Agreement is to (a) provide an incentive to Executive to continue employment with the Bank and/or its subsidiaries during and following the negotiation and pendency of any future transaction that might involve a Change in Control (as defined in Section 2(b) below), thereby helping ensure the maintenance and integrity of the Bank's business during the pendency of any such transaction and (b) promote management objectivity and focus by mitigating concerns about job security, which could affect objectivity under such circumstances.
   2.  Definitions
Terms not otherwise defined in this Agreement shall have the meanings set forth in this Section 2.
 (a) Cause. For purposes of this Agreement only, "Cause" shall mean:
              (i) Executive's personal dishonesty, incompetence or willful misconduct;
               (ii) a breach of fiduciary duty involving personal profit by the Executive;
              (iii) Executive's intentional failure to perform stated duties;
               (iv) Executive's willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or any cease-and-desist order; or
              (v) a material breach by Executive of any provision of this Agreement
              (b) Change in Control. A "Change in Control" shall be deemed to have occurred upon:
              (i) the approval by the stockholders of UnionFed Financial Corporation ("UFF") of the dissolution or liquidation of UFF or the approval by the stockholders of UFF of the acquisition of beneficial ownership of all or substantially all of UFF's consolidated assets, properties or earning power by any person, group or entity or any other transfer of all or substantially all of UFF's ownership interest in the Bank to any person, group or entity not controlled by UFF;
               (ii) the approval by the stockholders of UFF of any reorganization, merger, consolidation or other transaction as a result of which the outstanding shares of UFF's common stock would be exchang-ed for or converted into cash or property or securities not issued by unless the holders of UFF's common stock immediately before such transaction, immediately after such transaction, would be holders of 50% or more of the outstanding voting power of the surviving or result-ing corporation or entity (disregarding for this purpose any holdings of securities of the surviving or resulting corporation or entity by the stockholders of UFF that are not derived from holdings of UFF's common stock before the transaction);
              (iii) the transfer of all or substantially all of the Bank's assets, properties or earning power (including a sale of all or substantially all of the Bank's deposits or branches) to any person, group or entity not controlled by UFF;
               (iv) the occurrence of any circumstance having the effect that directors who have been nominated for election as directors of UFF by UFF's Board of Directors, or a committee thereof, shall cease to constitute a majority of the authorized number of the Board of Directors of UFF; or
              (v) the acquisition of beneficial ownership of shares representing 25% or more of UFF's voting power by any person, group or entity.
              In construing the terms contained in this Section 2(b) including, without limitation, the terms "beneficial ownership" and "group," the definitions and other regulations promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934, as amended, shall be utilized.
              (c) Coverage Period. "Coverage Period" shall mean the period, if any, that commences upon the occurrence during the term of this Agreement of any of the Change in Control events specified in Section 2(b) and that ends on the earlier of (i) twelve (12) months following the date on which the transaction or circumstance contemplated by such Change in Control event becomes effective or occurs or (ii) if the Change in Control event which gave rise to the commencement of the Coverage Period is specified in Section
2(b)(i) and (ii) above, the date on which such change in Control or the transaction contemplated thereby is formally abandoned or terminated.
              (d) Date of Termination. "Date of Termination" shall mean the effective date specified in a Notice of Termination given by Executive or by the Bank; provided, however, that in the event Executive's termination of employment is stated to be one for Good Reason, then at the Bank's election Executive may be required, as a condition for the receipt of severance compensation as described in Section 4 hereof, to continue to render services to the Bank for a period of no more than thirty (30) days (the "Transition Period") from the date Notice of Termination is communicated by Executive, in which event the Date of Termination shall be the last day of the Transition Period.
              (e) Good Reason. Executive's termination of employment with the Bank shall be deemed for "Good Reason" if Executive delivers a Notice of Termination (as defined in Section 2(g) below) following the occurrence of any of the following without Executive's express written consent:
              (i) The assignment to Executive of duties or authorities significantly inconsistent with, or the diminution of Executive's responsibilities and authority from, those in effect immediately prior to a Change in Control;
               (ii)     a reduction in Executive's annual compensation;
              (iii) any significant decrease in the value of the welfare or benefit plans available to the Executive;
               (iv) relocation of the office regularly occupied by Executive to a location outside of Orange County;
              (v) the failure of the successor to the Bank's interest in all or substantially all of its assets (if there is a successor) to assume the obligations of Bank under this Agreement; or
               (vi) the failure of the successor to UFF's interest in the Bank (if there is a successor) to assume the guaranty of this Agreement by UFF.
              (f) Notice of Termination. "Notice of Termination" shall mean a written notice which states (i) the Date of Termination, which shall be not more than thirty (30) days from the date of such notice, (ii) whether or not, in the opinion of the giver of such notice, Executive is entitled to receive the Severance Compensation set forth in Section 4 of this Agreement as a result of such termination and (iii) in reasonable detail the facts and circumstances on which such opinion is based, in the event that the notice concludes that the Executive is not entitled to Severance Compensation. If given by Executive, the Notice of Termination shall only be effective if given during a Coverage Period and while Executive is employed by the Bank, and may not be given during any period when Executive is unable to perform the services Executive customarily performs for the Bank as the result of an illness, injury or other physical or mental disability.
              (g) UFF. "UFF" shall mean UnionFed Financial Corporation, the Delaware corporation that at the date of this Agreement is the record and beneficial owner of all of the outstanding capital stock of the Bank.
         3.   Termination Following Change in Control
              If a Change in Control shall occur during the term of this Agreement while Executive is still an employee of the Bank, Executive shall be entitled to the compensation provided in Section 4 of this Agreement upon the subsequent termination, within the Coverage Period, of Executive's employment with the Bank unless such termination is as a result of (a) Executive's death, (b) Executive's termination by the Bank for Cause or (c) Executive's decision to terminate his employment with the Bank other than for Good Reason. Any purported termination of Executive's employment by the Bank or Executive hereunder shall be communicated by a Notice of Termination to the other party in accordance with the terms of this Agreement.
         4.   Severance Compensation upon Termination of Employment
              (a) If Executive's employment with the Bank is terminated as provided in Section 3 of this Agreement, then the Bank within 15 business days of such termination shall pay promptly to Executive as severance compensation in a single lump sum an amount equal to $__________ (which is equal to Executive's compensation for _____ months), subject to all applicable payroll and withholding taxes.
              (b) Prior to any payments being made by the Bank to Executive under this Agreement, and as a condition precedent to the Bank's obligation to make any such payments, Executive shall execute and deliver to the Bank a written agreement which shall release and discharge the Bank and its subsidiaries and affiliates (including UFF, whether or not UFF is then an affiliate of the Bank) from all claims and liabilities that may have arisen out of Executive's employment or the termination thereof (other than for such of Executive's rights under this Agreement as are specified by this Agreement to continue following the Date of Termination and other than for (a) accrued vacation pay, reimbursement of expenses advanced for the Bank, and other similar payments customarily paid to terminating employees and (b) statutory and contractual indemnity and other indemnity rights provided in the Bank's or UFF's charter or bylaws or otherwise). Executive acknowledges that this Agreement supersedes, and during the Coverage Period is provided in lieu of, any existing or future severance compensation plans or agreements provided to other Bank or UFF employees or executives.
         5.   Arbitration
              (a) Time is of the essence in the resolution of any and all disputes which may arise under this Agreement and the determination of whether any payments are due hereunder or the amount or timing thereof. Any dispute or controversy arising under, out of, in connection with or in relation to this Agreement, and any amendment thereof, or the breach thereof, shall be determined and settled by arbitration to be held in Irvine, California in accordance with the commercial arbitration rules of the American Arbitration Association. The prevailing party in such proceeding shall be entitled to recover his, her or its reasonable attorneys' fees and costs. Any award shall bear interest at a rate and to the extent determined by the arbitrator(s). In no event shall any punitive damages be awarded.
              (b) The arbitration award shall be final, binding and conclusive upon the parties and shall not be subject to judicial review except as set forth in Sections 1286.2 and 1286.6 of the California Code of Civil Procedure or any successor statute thereto. Any party may apply to a court of competent jurisdiction for confirmation or enforcement of such award.
         6.   Mitigation of Damages, Effect of Agreement
              Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by Executive as a result of employment by another employer or by retirement benefits after the Date of Termination, or otherwise.
         7.   Term, Amendments, No Effect on Employment
              (a) This Agreement shall terminate on the earliest of the following to occur: (i) December 31, 1995; (ii) the death of Executive; or
(iii) the date on which Executive becomes entitled to receive benefits under any long-term disability benefit plan maintained by the Bank.
Notwithstanding the foregoing, in the event this Agreement would terminate within the term of any Coverage Period, this Agreement shall be automatically extended until the termination of such Coverage Period. As an example, if a Change of Control occurs on November 30, 1995, this Agreement shall terminate on November 29, 1996. Termination or amendment of this Agreement shall not affect any obligation of the Bank under this Agreement which has accrued and is unpaid as of the effective date of the termination or amendment.
              (b) Nothing contained in this Agreement shall be construed to create or imply any contract of employment between the Executive and the Bank, to confer upon the Executive any right to continue in the employ of the Bank (either before or after a Change in Control) or to confer on the Bank any right to require the Executive's continued employment. Except as expressly set forth in this Agreement, the Bank shall have the right to deal with the Executive in the same manner as if this Agreement did not exist, including without limitation with respect to all matters related to the hiring, discharge, compensation and conditions of employment of the Executive. The Bank or the Executive may terminate the employment of the Executive without notice at any time for any reason, with or without cause.
         8.   Confidentiality
              The Executive agrees that during the term of this Agreement and thereafter he will not disclose to any person, or otherwise use or exploit, any proprietary or confidential information, including without limitation trade secrets, customer lists, records of research, proposals, reports, methods, processes, techniques, computer software or programming, budgets or other financial information or non-public information, regarding the Bank, UFF or their respective businesses, properties or affairs, obtained by Executive at any time during the Executive's employment by the Bank, except to the extent necessary in the performance of his duties for the Bank.
         9.   Miscellaneous Provisions
              (a) Regulatory Restrictions. This Agreement and the Bank's obligations herein are expressly made subject to, and conditioned upon the Bank's compliance with, (i) the Home Owners Loan Act, the Federal Deposit Insurance Act, and all other statutes applicable to the Bank as the same are now in effect, or as they may be enacted or become applicable hereafter, and
(ii) all rules, regulations, orders, directives and other regulatory pronouncements promulgated thereunder, again as currently in effect or as the same may be promulgated or become applicable hereafter, including the guidelines for unsafe or unsound practices contained in the Office of Thrift Supervision Regulatory Bulletin No. 27 (collectively, the "Laws"). The Bank hereby agrees to request and to proceed diligently with all reasonable steps to obtain any required consent of those regulatory bodies charged with enforcing the Laws to the payments contemplated by this Agreement in advance of the time they become due under this Agreement.
              (b) Withholding of Taxes. The Bank may withhold from any amounts payable under this Agreement all federal, state, city or other taxes or such other amounts as shall be required pursuant to any law or government regulation or ruling.
              (c) Waiver and Modification. Any waiver, alteration or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by both of the parties hereto. No waiver by any of the parties hereto of its rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
              (d) Severability and Governing Law. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and effective under applicable law, but if any provision of this Agreement is found to be prohibited or invalid under applicable law, including without limitation Federal laws and regulations regulating savings institutions, such provision shall be ineffective only to the extent of such prohibition or invalidity without thereby invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to principles of conflict of laws.
              (e) Entire Agreement. This Agreement contains the entire agreement between the Bank and Executive pertaining to the payment of severance benefits and supersedes all prior understandings and agreements, whether written or oral, concerning the subject matter hereof.
              (f) Captions and Paragraph Headings. Captions and paragraph headings herein are for convenience only, are not part hereof, and shall not be used in construing this Agreement.
              (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.
              (h) Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors (by operation of law or otherwise), permitted assigns and heirs.
              (i) Notices. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally received or, if mailed, on the fourth (4th) business day after the date mailed, if mailed by United States certified mail, return receipt requested, postage prepaid, and in any case addressed as follows (or to such other address as either parry may specified by notice to the other):


         To the Bank:                To Executive:
         Union Federal Bank
         330 East Lambert Road
         Brea, California 92621
         Attn:  President
              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                                       ("Executive")

         UNION FEDERAL BANK, a federal savings bank
         By:_____________________________
         Its:_____________________________
OA942910.055/9+





















































                           GUARANTY AGREEMENT

      This Guaranty Agreement (the "Guaranty") is made and entered into as of December 12, 1994 by and between UnionFed Financial Corporation, a Delaware corporation (the "Guarantor"), and ________________________________
("Executive") with reference to the following facts:
   A.   Union Federal Bank, a federal savings bank (the "Bank"), a wholly owned subsidiary of the Guarantor, and Executive are concurrently herewith entering into a Severance Agreement dated as of the date hereof (the "Agreement");
   B.   Guarantor has an economic interest in the execution and
delivery of the Agreement and an economic interest in securing for the Bank the benefits of the Agreement;
   C.   This Guaranty is being executed and delivered by the
Guarantor for the benefit of Executive and as a material inducement to
Executive to execute and deliver the Agreement and in consideration therefor;
and
   D.   Executive is willing to execute and deliver the Agreement
only if Guarantor executes and delivers this Guaranty and Executive is relying on this Guaranty in executing and delivering the Agreement.
      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:
                             1.                            Guaranty
   The Guarantor hereby unconditionally and irrevocably guarantees to
Executive for the benefit of Executive the full, complete and immediate payment of all amounts that are or become payable to the Executive by the
Bank under the Agreement and the full, complete and immediate performance of all covenants, obligations and duties that are to be performed by the Bank under the Agreement (collectively, the "Guaranteed Obligations").
       Subject only to Section 5 of this Guaranty, the obligations of
Guarantor under this Guaranty are present, absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstances or conditions whatsoever.
                             2.                            Waiver
  (a)  Guarantor agrees that no judgment or order need be obtained, no action, suit or proceeding need be brought and no remedy need be pursued against the Bank or any other person as a condition to the Guarantor's obligations hereunder.
    (b)  The Guarantor's obligations hereunder shall in no way be impaired, reduced, or modified on account of: (i) any and all claims and defenses relating to notice of any kind, waiver, release, surrender, alteration, compromise, acceptance, diligence, presentment, demand for payment or protest of any kind whatsoever, filing of claims with a court in the event of bankruptcy (or any similar proceeding for the relief of financially distressed debtors) or the appointment of a conservator or receiver for the Bank, or the imposition upon the Guarantor or the Bank of any regulatory order, directive or agreement, or the legal inability of the Guarantor or the Bank for any reason to make payments or perform its obligations under the Agreement; (ii) any and all rights to require Executive to exhaust recourse, or commence a proceeding, first against the Bank or any other person for the payment or performance by the Bank of the Guaranteed Obligations; (iii) any and all set-offs or counterclaims that it may have against Executive and which are not also held by the Bank; and (iv) to the extent permitted by applicable law, any and all rights it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Guaranty, except in accordance with the express terms hereof.
           3.            Reservation of Rights of the Bank
 Notwithstanding any other provisions of this Guaranty, the
Guarantor shall be entitled to assert as a defense hereunder any defense that is or would be available to the Bank to assert in response to a demand for payment or performance under the Agreement other than the defense described in Section 10(a) of the Agreement.
            4.                            Authorization
 So long as there shall not have occurred any disposition by
Guarantor of all or substantially all of its interest in the Bank or the assets thereof, the Guarantor authorizes Executive, without notice to
Guarantor and without affecting Guarantor's obligations hereunder, from time to time, to amend, supplement or otherwise modify the Agreement or change the terms thereof in any manner to which the Bank may agree; provided, however, that after any such disposition, modifications or changes to the Agreement will not bind Guarantor unless Guarantor consents thereto in writing.
    5.                            Limitation on Enforcement
  This Guaranty and the Guarantor's covenants and obligations herein are expressly made subject to, and conditioned upon the Guarantor's compliance with, (i) the Home Owners Loan Act, the Federal Deposit Insurance Act, all other statutes applicable to the Guarantor and to the subject matter of this Guaranty as are now in effect or as may be enacted or become applicable hereafter, and (ii) all rules, regulations, orders, and other regulatory pronouncements promulgated thereunder again, as may be now in effect or as may hereafter be promulgated or become applicable hereafter, to the extent applicable to Guarantor, as opposed to the Bank ( collectively, the "Laws").  Executive acknowledges and agrees, as a material inducement to the Guarantor to enter into this Guaranty, that circumstances may exist under which the Guarantor may be prohibited or inhibited by the Laws from honoring some or all of its obligations under this Guaranty.
     6.                            Arbitration
            (a) Time is of the essence in the resolution of any and all disputes which may arise under this Agreement and the determination of whether any payments are due hereunder or the amount or timing thereof. Any dispute or controversy arising under, out of, in connection with or in relation to this Agreement, and any amendment thereof, or the breach thereof, shall be determined and settled by arbitration to be held in Irvine,
California in accordance with the commercial arbitration rules of the
American Arbitration Association.  The prevailing party in such proceeding shall be entitled to recover his, her or its reasonable attorneys' fees and costs. Any award shall bear interest at a rate and to the extent determined by the arbitrator(s).  In no event shall any punitive damages be awarded.
       (b)  The arbitration award shall be final, binding and conclusive upon the parties and shall not be subject to judicial review except as set forth in Sections 1286.2 and 1286.6 of the California Code of Civil Procedure
or any successor statute thereto.  Any party may apply to a court of competent jurisdiction for confirmation or enforcement of such award.
            7.                            Subrogation
  In the event that the Guarantor shall make any payment or perform any obligations under this Guaranty it shall be subrogated to, and Executive does hereby assign and convey to the Guarantor, Executive's rights against the Bank under the Agreement with respect to such payment or obligations.
The Guarantor shall have no right to obtain, from the Bank reimbursement of any payment the Bank would have been prohibited from making directly by statute, regulation or regulatory order.
          8.                            Miscellaneous Provisions
        (a)  Waiver and Modification.  Any waiver, alteration or
modification of any of the terms of this Guaranty shall be valid only if made in writing and signed by both of the parties hereto. No waiver by any of the parties hereto of its rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
         (b)  Withholding of Taxes.  The Guarantor may withhold from any amounts payable under this Guaranty all federal, state, city or other taxes or such other amounts as shall be required pursuant to any law or government regulation or ruling.
         (c)  Severability and Governing Law.  Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be valid and effective under applicable law, but if any provision of this
Guaranty is found to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without thereby invalidating the remainder of such provision or the remaining provisions of this Guaranty.  This Guaranty shall be governed by and interpreted in accordance with the laws of the State of California without regard to principles of conflict of laws.
         (d)  Entire Agreement.  This Guaranty contains the entire
agreement between the Guarantor and Executive pertaining to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, concerning the subject matter hereof.
        (e)  Caption and Paragraph Headings.  Captions and paragraph headings herein are for convenience only, are not part hereof; and shall not be used in construing this Guaranty.
        (f) Counterparts. This Guaranty may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.
        (g)  Successors and Assigns.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors (by operation of law or otherwise), permitted assigns and heirs.
        (h)  Notices.  For purposes of this Guaranty, notices and all other communications provided for in this Guaranty shall be in writing and shall be deemed to have been duly given when personally received or, if mailed, on the fourth (4th) business day after the date mailed if mailed by United States certified mail, return receipt requested, postage prepaid, and in any case addressed as follows (or to such other address as either party may specify by notice to the other):
         To the Guarantor:           To Executive:
         UnionFed Financial Corporation
         330 East Lambert Road
         Brea, California 92621
         Attn:  President
              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                       . . . . . . . . . . . . . . . . . .
                                       ("Executive")

         UNIONFED FINANCIAL       CORPORATION
         By: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Its:
OA942910.056/8+